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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported):  March 15, 2001



                            VIROPHARMA INCORPORATED
                            -----------------------
                (Exact name of issuer as specified in charter)



DELAWARE                            0-021699                   23-2789550
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
of Incorporation or                   file                   Identification
Organization)                        number)                    Number)




                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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ITEM 5 - OTHER EVENTS.

     As is more fully described in the attached press release that is incorporated herein by reference, on March 15, 2001, ViroPharma Incorporated (the "Company") announced preliminary analyses of the results from two pivotal studies with Picovir(TM) (pleconaril), a first-of-a-kind antiviral product candidate being studied for the treatment of viral respiratory infection (often referred to as the common cold) in adults.

     This report, including the press release attached hereto, contains forward-looking statements, including statements relating to the Company's efforts to obtain regulatory approval to market Picovir(TM) (pleconaril), to secure a partner for the commercialization of Picovir(TM) in the United States and Canada and to create a commercial presence, the market opportunity for Picovir(TM), the Company's plans for additional clinical trials to enhance the commercial potential of Picovir(TM), and the effect of further clinical development on such market opportunity. Neither the FDA nor any other regulatory authority has approved Picovir(TM) or any of ViroPharma's other product candidates for commercialization. There can be no assurance that FDA or other regulatory authority approval for Picovir(TM) or any other product candidate under development by ViroPharma will be granted on a timely basis or at all. There can be no assurance that ViroPharma will be successful in securing a marketing partner for Picovir(TM). Even if approved and if ViroPharma is successful in securing a marketing partner, there can be no assurance that Picovir(TM) will achieve market acceptance. With regard to the Company's plans for additional clinical trials to enhance the commercial potential of Picovir(TM), investors should note that the conduct of clinical trials and acquiring regulatory approval for investigational pharmaceutical products are subject to risks and uncertainties. There can be no assurance that planned clinical trials can be initiated, or that that planned or ongoing clinical trials can be successfully concluded or concluded in accordance with the Company's anticipated schedule. These factors, and other factors that could cause future results to differ materially from the expectations expressed in this report, including the press release attached hereto, include, but are not limited to, those described in ViroPharma's most recent Registration Statement on Form S-3 filed with the Securities and Exchange Commission. The forward-looking statements contained in this report, including the press release attached hereto, may become outdated over time. ViroPharma does not assume any responsibility for updating any forward-looking statements.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

        99          ViroPharma Incorporated Press Release dated March 15, 2001
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                            ViroPharma Incorporated


Date: March 15, 2001        By: /s/ Michel de Rosen
                                -------------------
                                    Michel de Rosen
                                    President and Chief Executive Officer

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                               INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

   99          ViroPharma Incorporated Press Release dated March 15, 2001